LCI Industries Q2 2021 Earnings Conference Call August 3, 2021 1

FORWARD-LOOKING STATEMENTS This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of COVID-19, or other future pandemics, on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and in the Company’s subsequent filings with the Securities and Exchange Commission. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA, adjusted EBITDA, and net debt to EBITDA leverage. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the presentation. 2

Second Quarter 2021 Highlights Growth driven by consisent execution to meet record consumer demand Record Net Sales ■ Posted a record $1.1 billion in net sales during the second quarter, along with 166% year-over-year growth in Adjusted EBITDA Growth Across All Markets ■ Achieved double-digit growth across all markets ■ Expanded market share and content per unit Strategic Acquisitions Completed three strategic acquisitions: ■ Ranch Hand - aftermarket truck accessory manufacturer based in Shiner, Texas ■ Schaudt - OEM electronic controls and energy management systems for European caravan market based in Markdorf, Germany ■ Trazcor - OEM RV sidewall manufacturer based in Goshen, Indiana Successfully Issued $460 Million of 1.125% Convertible Notes ■ Issued 1.125% convertible notes due 2026 in a private placement to qualified institutional buyers, resulting in net proceeds (after related hedge, warrant, and debt issue costs) of $396.5 million 3

RV OEM Growth Drivers & Trends RV OEM Key Drivers • Retail demand continued its strong momentum through the second quarter, expected to remain at elevated levels throughout 2021 and beyond • North American RV OEM revenues up 151% YoY following COVID shutdowns in Q2 2020 • NA towable wholesale shipments up 100% YoY Organic Growth Expectations • Current 2021 RVIA forecast of 576,100 units forecasts 34% increase over 2020 production • Executing plans to add capacity through new facilities and acquisitions to support production growth RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) Q11 8 Q21 8 Q31 8 Q41 8 Q11 9 Q21 9 Q31 9 Q41 9 Q12 0 Q22 0 Q32 0 Q42 0 Q12 1 Q22 1 0 50,000 100,000 150,000 200,000 250,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 Content per Wholesale Unit • Travel trailer and fifth-wheel RV content of $3,621 for Q2 2021 (LTM basis) • Increase of 7% over the comparable prior year period 4

International ■ Q2 2021 sales up 133% YoY ■ Demand in European markets remains strong as recovery continues, supported by similar secular trends driving U.S. growth ■ Completed the acquisition of Schaudt, a Germany-based supplier of electronic controls and energy management systems for European caravan industry Aftermarket ■ Q2 2021 sales up 45% YoY ■ Record retail demand expected to drive Aftermarket growth as record number of new units enter the replacement and upgrade cycle ■ Completed the bolt-on acquisition of Ranch Hand, driving market share growth in the truck accessory market. EXPANDING MARKETS Executing on our diversification strategy Adjacent Markets ■ Q2 2021 sales up 107% YoY ■ Driving incremental growth with the integration of Veada Industries, strengthening our position as a market leader in marine furniture 5

INNOVATIVE LEADERSHIP Leveraging our culture of innovation and technology: Our innovative culture brings technologically advanced products to a new generation of campers, enhancing the RV experience and driving the success of our platforms Safety & Security Monitoring & Control Connected & Digital Comfort & Convenience 6

GROWTH STRATEGY Strong tailwinds from growing recreation market. Continued Focus on Stated Capital Allocation Goals • Investment in the business • Reduce leverage • Return capital to shareholders • Execute strategic acquisitions Integrating and Realizing Synergies from Recent Acquisitions • We remain focused on realizing synergies from our most recent acquisitions, preserving cash, and paying down debt in the near-term • Maintaining a robust pipeline of M&A targets across all markets and open to small and strategic tuck-in acquisitions Capitalizing on Ability to Win Market Share • Growing market leadership in adjacent markets, international markets, and the aftermarket segment through enhanced engineering innovation • Consistent content per unit growth in the RV OEM industry 7

(in th ou sa nd s) Consolidated Net Income $13,186 $67,889 Second Quarter 2020 Second Quarter 2021 (in th ou sa nd s) Adjusted EBITDA* $45,621 $121,347 Second Quarter 2020 Second Quarter 2021 Q2 2021 Financial Performance FINANCIAL OVERVIEW * Additional information regarding adjusted EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $525,765 $1,093,720 Second Quarter 2020 Second Quarter 2021 Operating Margin 4.0% 8.6% Second Quarter 2020 Second Quarter 2021 Consolidated Net Sales by Market +151% RV OEM +107% Adjacent OEM +45% Aftermarket +133% International 8

As of and for the six months ended June 30 LIQUIDITY AND CASH FLOW 2021 2020 Cash and Cash Equivalents $98M $62M Remaining Availability under Debt Facilities(1) $523M $401M Capital Expenditures $42M $15M Dividends $42M $33M Debt / Net Income (TTM) 3.9x 6.6x Net Debt/EBITDA (TTM) 2.0x(2) 2.7x(3) Cash from Operating Activities $24M $102M (1) Remaining availability under the debt facilities is subject to covenant restrictions and, in the case of $150 million of such availability, the lender's discretion. (2) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $1,008M, less Cash of $98M, resulted in Net Debt of $910M at June 30, 2021, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $259M adding back Interest of $11M, Taxes of $84M, and Depreciation and Amortization of $100M), resulting in $454M EBITDA for the twelve months ended June 30, 2021. The GAAP debt / Net income ratio was $1,008M / $259M or 3.9x. (3) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $702M, less Cash of $62M, resulted in Net Debt of $640M at June 30, 2020, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $106M, adding back Interest of $13M, Taxes of $33M, and Depreciation and Amortization of $87M), resulting in $239M EBITDA for the twelve months ended June 30, 2020. The GAAP debt / Net income ratio was $702M / $106M or 6.6x. 9

Adjusted EBITDA Reconciliation of Non-GAAP Measures APPENDIX Adjusted EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. Adjusted EBITDA is defined as net income before interest expense, provision for income taxes, depreciation and amortization expense, and other adjustments made in order to present comparable results from period to period, which consisted of the inventory fair value step-up from the acquisitions of Ranch Hand and CURT during the three and six months ended June 30, 2021 and 2020. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. Three Months Ended June 30, Six months ended June 30, ($ in thousands) 2021 2020 2021 2020 Net Income $ 67,889 $ 13,186 $ 142,009 $ 41,400 Interest Expense, Net 3,472 3,698 6,177 8,895 Provision for Income Taxes 22,621 3,898 47,227 14,753 Depreciation and Amortization 26,754 24,185 51,270 48,799 EBITDA 120,736 44,967 246,683 113,847 Non-cash Charge for Inventory Fair Value Step-up 611 654 611 6,898 Adjusted EBITDA $ 121,347 $ 45,621 $ 247,294 $ 120,745 10

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